Exhibit 99.4

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR SUBSCRIPTION RIGHTS CERTIFICATES ISSUED BY

ALR TECHNOLOGIES INC.

This form must be used to exercise the non-transferable subscription rights (the “Rights”) to subscribe for and purchase shares of common stock, par value $0.001 per share (the “Common Stock”), of ALR Technologies Inc. (the “Company”) pursuant to the rights offering (the “Rights Offering”) described and provided for in the Company’s Prospectus dated January 18, 2022 (the “Prospectus”), if a holder of Subscription Rights cannot deliver the subscription rights certificate(s) evidencing the Subscription Rights (the “Rights Certificate(s)”), to Pacific Stock Transfer Company, the subscription agent for the Rights Offering (the “Subscription Agent”), prior to 5:00 p.m., Eastern Time, on February 28, 2022, unless extended by the Company (the “Expiration Date”). This form must be delivered by facsimile transmission, registered certified or express mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date.

Payment of the subscription price of $0.05 per share (the “Subscription Price”) for each share of Common Stock subscribed for upon exercise of such Subscription Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to 5:00 p.m., Eastern Time, on the Expiration Date, even if the Rights Certificate(s) evidencing such Rights is being delivered pursuant to the Guaranteed Delivery Procedures hereof. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

All deliveries must be addressed to the Subscription Agent, as follows:

By Registered Certified or Express Mail	By Overnight Courier

Pacific Stock Transfer Company 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119, United States

By Facsimile Transmission (for Eligible Institutions Only)	By Wire Transfer

(702) 433-1979	[●]

Delivery of this instrument to an address other than as set forth above does not constitute valid delivery.

You may obtain additional information regarding the Rights Offering by contacting the Company’s information agent, Pacific Stock Transfer Company, toll free at (800)785-7782, by email at info@pacificstocktransfer.com, or by mail at 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119, United States.

Ladies and Gentlemen:

The undersigned represents that the undersigned is the holder of Rights Certificate(s) representing                              Right(s) and that the Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged by execution of this form, the undersigned elects to exercise Subscription Right to subscribe for                          shares of Common Stock, subject to adjustment for fractional shares (which will be eliminated by rounding down to the nearest whole share), availability, and any other limitations and conditions described in the Prospectus.

The undersigned understands that payment of the Subscription Price of $0.05 for each share of Common Stock subscribed for be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date, and represents that such payment, in the aggregate amount of $              either (check appropriate box):

[ ]	is being delivered to the Subscription Agent herewith; OR

[ ]	has been delivered separately to the Subscription Agent personal check payable to “Pacific Stock Transfer Company fbo ALR Technologies Inc.” (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by 5:00 p.m., Eastern Time, on the Expiration Date); or

See “The Rights Offering — Payment Method” in the Prospectus and “Method of Subscription — Exercise of Rights” in the Instructions for Use of Subscription Rights Certificate for further information on the method of payment.

Date of check, draft or money order:
Check, draft or money order number:
Bank on which check is drawn:
Federal reference number for wire transfer:

Signature(s):	Address:

Name(s):

(Area Code and Telephone Number(s))

Rights Certificate No(s). (if available):

GUARANTEE OF DELIVERY

(Not To Be Used For Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Rights Certificate representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

(Authorized Signature)	(Date)

(Name of Firm) (Address)
(Area Code and Tel. No.)

The institution which completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period specified above and in the Prospectus. Failure to do so could result in a financial loss to such institution.